EXHIBIT 23


                            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 2-99389, 33-21699, 33-35288, 33-45386 and 33-45386.




                                                             ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   December 22, 1994